UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  February 21, 2007
                                            ------------------------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                 0-31525                68-0352144
----------------------------      ------------        --------------------
(State or other jurisdiction      (Commission           (IRS Employer
     Of incorporation)            File Number)         Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California       95670
-----------------------------------------------------------     ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code       (916) 851-0123
                                                   -------------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Page 1 of 2 Pages

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2007, the Board of Directors of the registrant, American River Bankshares (the "Company"), approved the incentive compensation earned in 2006 for the executive officers of the Company. The payments are expected to be paid on or before March 15, 2007 and are in accordance with the American River Bankshares 2005 Executive Incentive Plan, incorporated by reference from Exhibit
99.1 to the Registrant's Report on Form 8-K, filed with the Commission on October 27, 2005 and First Amendment thereto, incorporated by reference from
Exhibit 99.1 to the Registrant's Report on Form 8-K, filed with the Commission on March 17, 2006. The payments are as follows: David Taber, Chief Executive Officer, $99,807.00; Mitchell Derenzo, Chief Financial Officer, $32,784.50; Douglas Tow, Chief Credit Officer, $32,784.50; Kevin Bender, Chief Information Officer, $27,132.00; Gregory Patton, President of American River Bank, $26,460.00; Raymond Byrne, President of North Coast Bank, a division of American River Bank, $30,712.50; and Larry Standing, President of Bank of Amador, a division of American River Bank $28,350.00.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
February 22, 2007                   Mitchell A. Derenzo, Chief Financial Officer



Page 2 of 2 Pages